Exhibit 99.2

Three months ended March 31, 2024

Supplemental Information of Gulfport Energy

Production Volumes by Asset Area : Three months ended March 31, 2024

Production Volumes

	Three Months Ended March 31, 2024	Three Months Ended March 31, 2023
Natural gas (Mcf/day)
Utica & Marcellus	811,357	718,815
SCOOP	162,207	225,592
Total	973,564	944,408
Oil and condensate (Bbl/day)
Utica & Marcellus	1,348	590
SCOOP	1,980	4,139
Total	3,329	4,729
NGL (Bbl/day)
Utica & Marcellus	1,981	2,690
SCOOP	8,050	11,406
Total	10,031	14,096
Combined (Mcfe/day)
Utica & Marcellus	831,333	738,498
SCOOP	222,389	318,861
Total	1,053,722	1,057,359
Totals may not sum or recalculate due to rounding.

Production and Pricing : Three months ended March 31, 2024

The following table summarizes production and related pricing for the three months ended March 31, 2024, as compared to such data for the three months ended March 31, 2023:

	Three Months Ended March 31, 2024	Three Months Ended March 31, 2023
Natural gas sales
Natural gas production volumes (MMcf)	88,594	84,997
Natural gas production volumes (MMcf) per day	974	944
Total sales	$188,286	$282,534
Average price without the impact of derivatives ($/Mcf)	$2.13	$3.32
Impact from settled derivatives ($/Mcf)	$0.75	$—
Average price, including settled derivatives ($/Mcf)	$2.88	$3.32

Oil and condensate sales
Oil and condensate production volumes (MBbl)	303	426
Oil and condensate production volumes (MBbl) per day	3	5
Total sales	$21,701	$30,714
Average price without the impact of derivatives ($/Bbl)	$71.64	$72.16
Impact from settled derivatives ($/Bbl)	$0.04	$(1.04)
Average price, including settled derivatives ($/Bbl)	$71.68	$71.12

NGL sales
NGL production volumes (MBbl)	913	1,269
NGL production volumes (MBbl) per day	10	14
Total sales	$28,106	$39,912
Average price without the impact of derivatives ($/Bbl)	$30.79	$31.46
Impact from settled derivatives ($/Bbl)	$(1.25)	$0.77
Average price, including settled derivatives ($/Bbl)	$29.54	$32.23

Natural gas, oil and condensate and NGL sales
Natural gas equivalents (MMcfe)	95,889	95,162
Natural gas equivalents (MMcfe) per day	1,054	1,057
Total sales	$238,093	$353,160
Average price without the impact of derivatives ($/Mcfe)	$2.48	$3.71
Impact from settled derivatives ($/Mcfe)	$0.68	$—
Average price, including settled derivatives ($/Mcfe)	$3.16	$3.71

Production Costs:
Average lease operating expenses ($/Mcfe)	$0.18	$0.21
Average taxes other than income ($/Mcfe)	$0.09	$0.11
Average transportation, gathering, processing and compression ($/Mcfe)	$0.90	$0.92
Total lease operating expenses, taxes other than income and midstream costs ($/Mcfe)	$1.16	$1.24
Totals may not sum or recalculate due to rounding.

Consolidated Statements of Income: Three months ended March 31, 2024

(In thousands, except per share data)

(Unaudited)

	Three Months Ended March 31, 2024	Three Months Ended March 31, 2023
REVENUES:
Natural gas sales	$188,286	$282,534
Oil and condensate sales	21,701	30,714
Natural gas liquid sales	28,106	39,912
Net gain on natural gas, oil and NGL derivatives	45,136	378,061
Total revenues	283,229	731,221
OPERATING EXPENSES:
Lease operating expenses	16,808	19,862
Taxes other than income	8,260	10,695
Transportation, gathering, processing and compression	86,619	87,617
Depreciation, depletion and amortization	80,023	79,094
General and administrative expenses	9,198	8,733
Restructuring costs	—	1,869
Accretion expense	555	764
Total operating expenses	201,463	208,634
INCOME FROM OPERATIONS	81,766	522,587
OTHER EXPENSE (INCOME):
Interest expense	15,003	13,756
Other, net	(125)	(14,223)
Total other expense (income)	14,878	(467)
INCOME BEFORE INCOME TAXES	66,888	523,054
INCOME TAX EXPENSE:
Current	—	—
Deferred	14,853	—
Total income tax expense	14,853	—
NET INCOME	$52,035	$523,054
Dividends on preferred stock	(1,105)	(1,307)
Participating securities - preferred stock	(7,532)	(86,221)
NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$43,398	$435,526
NET INCOME PER COMMON SHARE:
Basic	$2.39	$23.08
Diluted	$2.34	$22.90
Weighted average common shares outstanding—Basic	18,193	18,868
Weighted average common shares outstanding—Diluted	18,604	19,049

Consolidated Balance Sheets

(In thousands, except share data)

(Unaudited)

	March 31, 2024	December 31, 2023
Assets
Current assets:
Cash and cash equivalents	$8,209	$1,929
Accounts receivable—oil, natural gas, and natural gas liquids sales	85,022	122,479
Accounts receivable—joint interest and other	26,366	22,221
Prepaid expenses and other current assets	5,334	16,951
Short-term derivative instruments	228,579	233,226
Total current assets	353,510	396,806
Property and equipment:
Oil and natural gas properties, full-cost method
Proved oil and natural gas properties	3,033,571	2,904,519
Unproved properties	207,644	204,233
Other property and equipment	9,984	9,165
Total property and equipment	3,251,199	3,117,917
Less: accumulated depletion, depreciation and amortization	(945,646)	(865,618)
Total property and equipment, net	2,305,553	2,252,299
Other assets:
Long-term derivative instruments	45,617	47,566
Deferred tax asset	510,303	525,156
Operating lease assets	11,099	14,299
Other assets	28,000	31,487
Total other assets	595,019	618,508
Total assets	$3,254,082	$3,267,613

Consolidated Balance Sheets

(In thousands, except share data)

(Unaudited)

	March 31, 2024	December 31, 2023
Liabilities, Mezzanine Equity and Stockholders’ Equity
Current liabilities:
Accounts payable and accrued liabilities	$290,144	$309,532
Short-term derivative instruments	37,607	21,963
Current portion of operating lease liabilities	9,949	12,959
Total current liabilities	337,700	344,454
Non-current liabilities:
Long-term derivative instruments	16,547	18,602
Asset retirement obligation	30,710	29,941
Non-current operating lease liabilities	1,150	1,340
Long-term debt	636,442	667,382
Total non-current liabilities	684,849	717,265
Total liabilities	$1,022,549	$1,061,719
Commitments and contingencies
Mezzanine equity:
Preferred stock - $0.0001 par value, 110.0 thousand shares authorized, 44.2 thousand issued and outstanding at March 31, 2024, and 44.2 thousand issued and outstanding at December 31, 2023	44,203	44,214
Stockholders’ equity:
Common stock - $0.0001 par value, 42.0 million shares authorized, 18.1 million issued and outstanding at March 31, 2024, and 18.3 million issued and outstanding at December 31, 2023	2	2
Additional paid-in capital	288,450	315,726
Common stock held in reserve, 0 shares at March 31, 2024, and 62.0 thousand shares at December 31, 2023	—	(1,996)
Retained earnings	1,898,878	1,847,948
Total stockholders’ equity	$2,187,330	$2,161,680
Total liabilities, mezzanine equity and stockholders’ equity	$3,254,082	$3,267,613

Consolidated Statement of Cash Flows: Three months ended March 31, 2024

(In thousands)

(Unaudited)

	Three Months Ended March 31, 2024	Three Months Ended March 31, 2023

Cash flows from operating activities:
Net income	$52,035	$523,054
Adjustments to reconcile net income to net cash provided by operating activities:
Depletion, depreciation and amortization	80,023	79,094
Net gain on derivative instruments	(45,136)	(378,061)
Net cash receipts on settled derivative instruments	65,322	367
Deferred income tax expense	14,853	—
Stock-based compensation expense	2,403	2,205
Other, net	1,568	2,637
Changes in operating assets and liabilities, net	16,954	74,759
Net cash provided by operating activities	188,022	304,055
Cash flows from investing activities:
Additions to oil and natural gas properties	(118,146)	(130,400)
Proceeds from sale of oil and natural gas properties	—	2,463
Other, net	(806)	(644)
Net cash used in investing activities	(118,952)	(128,581)
Cash flows from financing activities:
Principal payments on Credit Facility	(303,000)	(313,000)
Borrowings on Credit Facility	272,000	168,000
Debt issuance costs and loan commitment fees	(107)	(7)
Dividends on preferred stock	(1,105)	(1,307)
Repurchase of common stock under Repurchase Program	(14,491)	(32,672)
Repurchase of common stock under Repurchase Program - related party	(15,002)	—
Shares exchanged for tax withholdings	(1,085)	(287)
Net cash used in financing activities	(62,790)	(179,273)
Net change in cash and cash equivalents	6,280	(3,799)
Cash and cash equivalents at beginning of period	1,929	7,259
Cash and cash equivalents at end of period	$8,209	$3,460

2024E Guidance

Gulfport's 2024 guidance assumes commodity strip prices as of April 16, 2024, adjusted for applicable commodity and location differentials, and no property acquisitions or divestitures.

	Year Ending
	December 31, 2024
	Low	High
Production
Average daily gas equivalent (MMcfepd)	1,045	1,080
% Gas	~92%

Realizations (before hedges)
Natural gas (differential to NYMEX settled price) ($/Mcf)	$(0.20)	$(0.35)
NGL (% of WTI)	35%	40%
Oil (differential to NYMEX WTI) ($/Bbl)	$(4.75)	$(5.75)

Operating costs
Lease operating expense ($/Mcfe)	$0.17	$0.19
Taxes other than income ($/Mcfe)	$0.08	$0.10
Transportation, gathering, processing and compression ($/Mcfe)	$0.90	$0.94
Recurring cash general and administrative(1,2) ($/Mcfe)	$0.11	$0.13

	Total
Capital expenditures (incurred)	(in millions)
D&C	$330	$360
Maintenance leasehold and land	$50	$60
Total base capital expenditures	$380	$420

(1)	Recurring cash G&A includes capitalization. It excludes non-cash stock compensation and expenses related to the continued administration of our prior Chapter 11 filing.

(2)	This is a non-GAAP measure. Reconciliations of these non-GAAP measures and other disclosures are provided with the supplemental financial tables available on our website at www.gulfportenergy.com.

Derivatives

The below details Gulfport's hedging positions as of April 25, 2024:

	2Q2024	3Q2024	4Q2024	Full Year 2024(1)	Full Year 2025
Natural Gas Contract Summary (NYMEX):
Fixed Price Swaps
Volume (BBtupd)	330	400	400	377	200
Weighted Average Price ($/MMBtu)	$4.04	$3.77	$3.77	$3.85	$3.94

Fixed Price Collars
Volume (BBtupd)	225	225	225	225	180
Weighted Average Floor Price ($/MMBtu)	$3.36	$3.36	$3.36	$3.36	$3.39
Weighted Average Ceiling Price ($/MMBtu)	$5.14	$5.14	$5.14	$5.14	$4.33

Fixed Price Calls Sold
Volume (BBtupd)	202	202	202	202	193
Weighted Average Price ($/MMBtu)	$3.33	$3.33	$3.33	$3.33	$5.80

Rex Zone 3 Basis
Volume (BBtupd)	150	150	150	150	—
Differential ($/MMBtu)	$(0.15)	$(0.15)	$(0.15)	$(0.15)	$—

Tetco M2 Basis
Volume (BBtupd)	210	190	190	197	120
Differential ($/MMBtu)	$(0.93)	$(0.92)	$(0.92)	$(0.92)	$(0.98)

NGPL TX OK Basis
Volume (BBtupd)	70	70	70	70	30
Differential ($/MMBtu)	$(0.31)	$(0.31)	$(0.31)	$(0.31)	$(0.27)

Oil Contract Summary (WTI):
Fixed Price Swaps
Volume (Bblpd)	500	500	500	500	—
Weighted Average Price ($/Bbl)	$77.50	$77.50	$77.50	$77.50	$—

Fixed Price Collars
Volume (Bblpd)	1,000	1,000	1,000	1,000	—
Weighted Average Floor Price ($/Bbl)	$62.00	$62.00	$62.00	$62.00	$—
Weighted Average Ceiling Price ($/Bbl)	$80.00	$80.00	$80.00	$80.00	$—

NGL Contract Summary:
C3 Propane Fixed Price Swaps
Volume (Bblpd)	2,500	2,500	2,500	2,500	2,000
Weighted Average Price ($/Bbl)	$30.25	$30.25	$30.25	$30.25	$30.09

(1) April 2024 - December 2024.

Non-GAAP Reconciliations

Gulfport’s management uses certain non-GAAP financial measures for planning, forecasting and evaluating business and financial performance, and believes that they are useful tools to assess Gulfport’s operating results. Although these are not measures of performance calculated in accordance with generally accepted accounting principles (GAAP), management believes that these financial measures are useful to an investor in evaluating Gulfport because (i) analysts utilize these metrics when evaluating company performance and have requested this information as of a recent practicable date, (ii) these metrics are widely used to evaluate a company’s operating performance, and (iii) we want to provide updated information to investors. Investors should not view these metrics as a substitute for measures of performance that are calculated in accordance with GAAP. In addition, because all companies do not calculate these measures identically, these measures may not be comparable to similarly titled measures of other companies.

These non-GAAP financial measures include adjusted net income, adjusted EBITDA, adjusted free cash flow, and recurring general and administrative expense. A reconciliation of each financial measure to its most directly comparable GAAP financial measure is included in the tables below. These non-GAAP measure should be considered in addition to, but not instead of, the financial statements prepared in accordance with GAAP.

Definitions

Adjusted net income is a non-GAAP financial measure equal to net income (loss) less non-cash derivative loss (gain), non-recurring general and administrative expenses comprised of expenses related to the continued administration of our prior Chapter 11 filing, stock-based compensation expenses, restructuring costs, other items which include items related to our Chapter 11 filing and other non-material expenses and the tax effect of the adjustments to net income.

Adjusted EBITDA is a non-GAAP financial measure equal to net income (loss), the most directly comparable GAAP financial measure, plus interest expense, deferred income tax expense (benefit), depreciation, depletion, amortization and accretion, non-cash derivative loss (gain), non-recurring general and administrative expenses comprised of expenses related to the continued administration of our prior Chapter 11 filing, stock-based compensation, restructuring costs, and other items which include items related to our Chapter 11 filing and other non-material expenses.

Adjusted free cash flow is a non-GAAP measure defined as adjusted EBITDA plus certain non-cash items that are included in net cash provided by operating activities but excluded from adjusted EBITDA less interest expense, capitalized expenses incurred and capital expenditures incurred excluding discretionary acreage acquisitions. Gulfport includes a adjusted free cash flow estimate for 2024. We are unable, however, to provide a quantitative reconciliation of the forward-looking non-GAAP measure to its most directly comparable forward-looking GAAP measure because management cannot reliably quantify certain of the necessary components of such forward-looking GAAP measure. Accordingly, Gulfport is relying on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K to exclude such reconciliation. Items excluded in net cash provided by (used in) operating activities to arrive at adjusted free cash flow include interest expense, income taxes, capitalized expenses as well as one-time items or items whose timing or amount cannot be reasonably estimated.

Recurring general and administrative expense is a non-GAAP financial measure equal to general and administrative expense (GAAP) plus capitalized general and administrative expense, less non-recurring general and administrative expenses comprised of expenses related to the continued administration of our prior Chapter 11 filing. Gulfport includes a recurring general and administrative expense estimate for 2024. We are unable, however, to provide a quantitative reconciliation of the forward-looking non-GAAP measure to its most directly comparable forward-looking GAAP measure because management cannot reliably quantify certain of the necessary components of such forward-looking GAAP measure. Accordingly, Gulfport is relying on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K to exclude such reconciliation. Items excluded in general and administrative expense to arrive at recurring general and administrative expense include capitalized expenses as well as one-time items or items whose timing or amount cannot be reasonably estimated. The non-GAAP measure recurring general and administrative expenses allows investors to compare Gulfport’s total general and administrative expenses, including capitalization, to peer companies that account for their oil and gas operations using the successful efforts method.

Adjusted Net Income: Three months ended March 31, 2024

(In thousands)

(Unaudited)

	Three Months Ended March 31, 2024	Three Months Ended March 31, 2023

Net Income (GAAP)	$52,035	$523,054

Adjustments:
Non-cash derivative loss (gain)	20,186	(377,694)
Non-recurring general and administrative expense	810	1,297
Stock-based compensation expense	2,403	1,754
Restructuring costs	—	1,869
Other, net(1)	(125)	(14,223)
Tax effect of adjustments(2)	(5,225)	—
Adjusted Net Income (Non-GAAP)	$70,084	$136,057

(1)	For the three months ended March 31, 2023, “Other, net” included a $17.8 million receipt of funds related to our interim claim distribution from our Chapter 11 Plan of Reorganization and a $1 million administrative payment to Rover as part of the executed settlement. For more discussion, refer to in Note 1 of our consolidated financial statements included in our Quarterly Report on Form 10-Q for the three months ended March 31, 2024. Additionally, “Other, net” included a $0.5 million expense to terminate one of our short-term drilling commitments.
(2)	Deferred income taxes were approximately 22% for the three months ended March 31, 2024. For the three months ended March 31, 2023, the Company’s effective tax rate was 0% primarily as a result of the valuation allowance on the Company’s deferred tax asset.

Adjusted EBITDA: Three months ended March 31, 2024

(In thousands)

(Unaudited)

	Three Months Ended March 31, 2024	Three Months Ended March 31, 2023

Net Income (GAAP)	$52,035	$523,054

Adjustments:
Interest expense	15,003	13,756
Deferred income tax expense	14,853	—
DD&A and accretion	80,578	79,858
Non-cash derivative loss (gain)	20,186	(377,694)
Non-recurring general and administrative expenses	810	1,297
Stock-based compensation expense	2,403	1,754
Restructuring costs	—	1,869
Other, net(1)	(125)	(14,223)
Adjusted EBITDA (Non-GAAP)	$185,743	$229,671

(1)	For the three months ended March 31, 2023, “Other, net” included a $17.8 million receipt of funds related to our interim claim distribution from our Chapter 11 Plan of Reorganization and a $1 million administrative payment to Rover as part of the executed settlement. For more discussion, refer to in Note 1 of our consolidated financial statements included in our Quarterly Report on Form 10-Q for the three months ended March 31, 2024. Additionally, “Other, net” included a $0.5 million expense to terminate one of our short-term drilling commitments.

Adjusted Free Cash Flow: Three months ended March 31, 2024

(In thousands)

(Unaudited)

	Three Months Ended March 31, 2024	Three Months Ended March 31, 2023

Net cash provided by operating activity (GAAP)	$188,022	$304,055
Adjustments:
Interest expense	15,003	13,756
Non-recurring general and administrative expenses	810	1,297
Restructuring costs	—	1,869
Other, net(1)	(1,138)	(16,547)
Changes in operating assets and liabilities, net:
Accounts receivable - oil, natural gas, and natural gas liquids sales	(37,457)	(158,541)
Accounts receivable - joint interest and other	4,145	1,837
Accounts payable and accrued liabilities	16,656	82,671
Prepaid expenses	(299)	(764)
Other assets	1	38
Total changes in operating assets and liabilities	$(16,954)	$(74,759)
Adjusted EBITDA (Non-GAAP)	$185,743	$229,671
Interest expense	(15,003)	(13,756)
Capitalized expenses incurred(2)	(5,654)	(5,083)
Capital expenditures incurred(3,4)	(126,238)	(147,687)
Adjusted free cash flow (Non-GAAP)	$38,848	$63,145

(1)	For the three months ended March 31, 2023, “Other, net” included a $17.8 million receipt of funds related to our interim claim distribution from our Chapter 11 Plan of Reorganization and a $1 million administrative payment to Rover as part of the executed settlement. For more discussion, refer to in Note 1 of our consolidated financial statements included in our Quarterly Report on Form 10-Q for the three months ended March 31, 2024. Additionally, “Other, net” included a $0.5 million expense to terminate one of our short-term drilling commitments.
(2)	Includes cash capitalized general and administrative expense and incurred capitalized interest expenses.
(3)	Incurred capital expenditures and cash capital expenditures may vary from period to period due to the cash payment cycle.
(4)	For the three months ended March 31, 2024, includes $1.8 million of non-D&C capital.

Recurring General and Administrative Expenses:

Three months ended March 31, 2024

(In thousands)

(Unaudited)

	Three Months Ended March 31, 2024			Three Months Ended March 31, 2023
	Cash	Non-Cash	Total	Cash	Non-Cash	Total

General and administrative expense (GAAP)	$6,795	$2,403	$9,198	$6,979	$1,754	$8,733
Capitalized general and administrative expense	4,522	1,183	5,706	4,259	864	5,123
Non-recurring general and administrative expense	(810)	—	(810)	(1,297)	—	(1,297)
Recurring general and administrative before capitalization (Non-GAAP)	$10,507	$3,586	$14,093	$9,941	$2,618	$12,559